Exhibit 10.27

This Share Repurchase Agreement is made on 29 April 2020.

Between:

(1)	UTime Limited, an exempted company incorporated under the laws of the Cayman Islands whose registered office is at PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (the “Company”); and

(2)	Grandsky Phoenix Limited and HMercury Capital Limited (together, the “Shareholders”).

Whereas:

(A)	The Shareholders are the legal holder of ordinary shares of the Company:

(B)	The Company wishes to repurchase, and the Shareholder wishes the repurchase of the ordinary shares of the Company noted below (the “Shares”) on the terms and subject to the conditions hereinafter appearing (the “Repurchase”):

Name of Shareholder	Number and Class of Repurchased Shares
Grandsky Phoenix Limited	7,620,000 Ordinary Shares
HMercury Capital Limited	239,721 Ordinary Shares

(C)	The parties have agreed to enter into this Agreement to give effect to the Repurchase.

It is agreed as follows:

1	Interpretation

1.1	In this Agreement, the following words and expressions shall have the following meanings:

“Completion”	means completion of this Agreement pursuant to the terms hereof.

“Electronic Record”	has the same meaning as in the Electronic Transactions Law (2003 Revision) of the Cayman Islands.

“Statute”	means the Companies Law (2020 Revision) of the Cayman Islands.

“Repurchase Price”	means the par value of the Shares.

1.2	In this Agreement:

(a)	words importing the singular number include the plural number and vice versa;

(b)	words importing the masculine gender include the feminine gender;

(c)	words importing persons include corporations as well as any other legal or natural person;

(d)	“written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

(e)	“shall” shall be construed as imperative and “may” shall be construed as permissive;

(f)	headings are inserted for reference only and shall be ignored in construing this Agreement;

(g)	any requirements as to delivery under this Agreement include delivery in the form of an Electronic Record;

(h)	any requirements as to execution or signature under this Agreement including the execution of this Agreement itself can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Law (2003 Revision) of the Cayman Islands;

(i)	sections 8 and 19(3) of the Electronic Transactions Law (2003 Revision) of the Cayman Islands shall not apply; and

(j)	the term “holder” in relation to a share of the Company means a person whose name is entered in the Register of Members as the holder of such share.

2	Repurchase

2.1	The Company hereby agrees to repurchase each Share and the Shareholder hereby agrees to such repurchase on the terms set out in this Agreement.

2.2	The consideration for the repurchase of each Share shall be payment by the Company of the Repurchase Price.

2.3	Completion of this Agreement shall take place as soon as practicable after the signature hereof by all parties.

2.4	Completion shall take place at such place as the parties may agree.

2.5	At Completion the Company shall pay the Repurchase Price to the Shareholder.

3	Warranties

3.1	The Shareholder warrants and represents to the Company that it is the registered holder of the Shares.

3.2	The Company warrants and represents to the Shareholder that:

(a)	immediately following the repurchase of the Shares, the Company will be able to pay its debts as they fall due in the ordinary course of the business; and

(b)	that the repurchase of the Shares is in all respects in compliance with the Statute.

4	Further Assurance

Notwithstanding Completion, each party to this Agreement shall sign or execute any document or do any deed, act or things as may reasonably be requested by any other party to give full force and effect to the terms of this Agreement.

5	Entire Agreement

This Agreement sets forth the entire agreement and understanding between the parties in relation to the transactions contemplated by this Agreement and supersedes and cancels in all respects all previous agreements, letters of intent, correspondence, understandings, agreements and undertakings (if any) between the parties with respect to the subject matter hereof, whether such be written or oral.

6	Counterparts

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, and all the counterparts together shall constitute one and the same instrument.

7	Governing Law and Jurisdiction

7.1	This Agreement shall be governed by and construed in accordance with the laws of the Cayman Islands.

7.2	Each party irrevocably agrees to submit to the non-exclusive jurisdiction of the courts of the Cayman Islands over any claim or matter arising under or in connection with this Agreement.

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In witness whereof the parties hereto have caused this document to be executed on the day and year first before written.

SIGNED by:	)	/s/ Minfei Bao
UTime Limited	)	Name: Minfei Bao
By:	)	Title: Director

SIGNED by:	)	/s/ Minfei Bao
Grandsky Phoenix Limited	)	Name: Minfei Bao
By:	)	Title: Director

SIGNED by:	)	/s/ Min He
HMercury Capital Limited	)	Name: Min He
By:	)	Title: Director

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